Exhibit 21.1

CNL Healthcare Properties, Inc.

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed, unless otherwise noted.

1.	CHP 959 Lane CA MOB Owner, LLC

2.	CHP 971 Lane CA MOB Owner, LLC

3.	CHP Anderson IN Senior Living Owner, LLC

4.	CHP Auburn WA Owner, LLC

5.	CHP Auburn WA Tenant Corp. (d/b/a Prestige Senior Living Auburn Meadows) in Washington

6.	CHP Batesville Healthcare Owner, LLC

7.	CHP Bay Medical CA MOB Owner, LLC

8.	CHP Beaumont TX Surgical owner, LLC

9.	CHP Beaverton OR Owner, LLC

10.	CHP Beaverton OR Tenant Corp. (d/b/a Prestige Senior Living Beaverton Hills) in Oregon

11.	CHP Bend-High Desert OR Owner, LLC

12.	CHP Bend-High Desert OR Tenant Corp. (d/b/a Prestige Senior Living High Desert) in Oregon

13.	CHP Bend OR MOB Owner, LLC

14.	CHP Billings MT Owner, LLC

15.	CHP Billings MT Tenant Corp. (d/b/a MorningStar of Billings) in Montana

16.	CHP Birmingham AL MOB Owner, LLC

17.	CHP Boise ID Owner, LLC

18.	CHP Boise ID Tenant Corp. (d/b/a MorningStar of Boise) in Idaho

19.	CHP Broadway Healthcare Owner, LLC

20.	CHP Calvert MOB Owner, LLC

21.	CHP Central Wing Annex MOB Owner, LLC

22.	CHP Chestnut Commons OH MOB Owner, LLC

23.	CHP Chula Vista CA MOB Owner, LLC

24.	CHP Claremont CA Owner, LLC

25.	CHP Claremont Holding, LLC

26.	CHP Clyde NC MOB Owner, LLC

27.	CHP Cypress Partners I, LLC

28.	CHP Coral Springs FL MOB Owner, LLC

29.	CHP Corvallis-West Hills OR Owner, LLC

30.	CHP Corvallis-West Hills OR Tenant Corp. (d/b/a Prestige Senior Living West Hills) in Oregon

31.	CHP Dunkirk MOB Owner, LLC

32.	CHP Escondido CA MOB Owner, LLC

33.	CHP Glendale CA MOB Owner, LLC

34.	CHP GP, LLC

35.	CHP Gresham-Huntington Terrace OR Owner, LLC

36.	CHP Gresham-Huntington Terrace OR Tenant Corp. (d/b/a Prestige Senior Living Huntington Terrace) in Oregon

37.	CHP Hospital Holding, LLC

38.	CHP Houston TX Hospital Land Owner, LLC

39.	CHP Houston TX Hospital Owner, LLC

40.	CHP Houston TX MOB Owner, LLC

41.	CHP Huntersville NC MOB Parent, LLC

42.	CHP Huntersville NC MOB Owner, LLC

43.	CHP Hurst TX Surgical Owner, LLC

44.	CHP Idaho Falls ID Owner, LLC

45.	CHP Idaho Falls ID Tenant Corp. (d/b/a MorningStar of Idaho Falls) in Idaho

46.	CHP Isle at Cedar Ridge TX Owner, LLC

47.	CHP Isle at Cedar Ridge TX Tenant Corp. (d/b/a Isle at Cedar Ridge) in Texas

48.	CHP Isle at Watercrest-Bryan TX Owner, LLC

49.	CHP Isle at Watercrest-Bryan TX Tenant Corp. (d/b/a Isle at Watercrest-Bryan) in Texas

50.	CHP Isle at Watercrest-Mansfield TX Owner, LLC

51.	CHP Isle at Watercrest-Mansfield TX Tenant Corp. (d/b/a Isle at Watercrest-Mansfield) in Texas

52.	CHP Jasper AL Owner, LLC

53.	CHP Jasper AL Tenant Corp. (d/b/a Harborchase of Jasper)

54.	CHP Jefferson Commons Condo MOB Owner, LLC

55.	CHP Jonesboro Healthcare Owner, LLC

56.	CHP Katy TX Member, LLC

57.	CHP Knoxville Plaza A MOB Owner, LLC

58.	CHP Knoxville Plaza B MOB Owner, LLC

59.	CHP Knoxville TN MOB Owner, LLC

60.	CHP Knoxville TN MOB Parent, LLC

61.	CHP Lancaster OH Senior Living Owner, LLC

62.	CHP Las Vegas NV Rehab Owner, LLC

63.	CHP Layton UT Owner, LLC

64.	CHP Layton UT Tenant Corp. (d/b/a Fairfield Village of Layton and Fairfield Village Rehabilitation) in Utah

65.	CHP Leawood KS MOB Owner, LLC

66.	CHP Legacy Ranch TX Owner, LLC

67.	CHP Legacy Ranch TX Tenant Corp. (d/b/a Legacy Ranch)

68.	CHP Lincoln Plaza AZ MOB Owner, LLC

69.	CHP Longview-Monticello Park WA Owner, LLC

70.	CHP Longview-Monticello Park WA Tenant Corp.

71.	CHP Magnolia Healthcare Owner, LLC

72.	CHP Margate FL Medical Arts Owner, LLC

73.	CHP Margate FL Medical Park Owner, LLC

74.	CHP Matthews NC MOB Parent, LLC

75.	CHP Matthews NC MOB Owner, LLC

76.	CHP Medford-Arbor Place OR Owner, LLC

77.	CHP Medford-Arbor Place OR Tenant Corp. (d/b/a Prestige Senior Living Arbor Place Memory Care and Prestige Senior Living Arbor Place) in Oregon

78.	CHP Medical Arts MOB Owner, LLC

79.	CHP MetroView-Charlotte NC MOB Parent, LLC

80.	CHP MetroView-Charlotte NC MOB Owner, LLC

81.	CHP Midtown-Charlotte NC MOB Parent, LLC

82.	CHP Midtown-Charlotte NC MOB Owner, LLC

83.	CHP Mine Creek Healthcare Owner, LLC

84.	CHP Mishawaka IN Rehab Owner, LLC

85.	CHP MOB Holding, LLC

86.	CHP NC-GA MOB Parent, LLC

87.	CHP Newburyport MA MOB Owner, LLC

88.	CHP North Mountain AZ MOB Owner, LLC

89.	CHP Novi MOB Owner, LLC

90.	CHP Oklahoma City OK Rehab Owner, LLC

91.	CHP Park at Plainfield IL Owner, LLC

92.	CHP Park at Plainfield IL Tenant Corp. (d/b/a HarborChase of Plainfield) in Illinois

93.	CHP Partners, LP

94.	CHP Presbyterian-Charlotte NC MOB Parent, LLC

95.	CHP Presbyterian-Charlotte NC MOB Owner, LLC

96.	CHP Raider Ranch TX Owner, LLC

97.	CHP Raider Ranch TX Senior Housing Owner, LLC

98.	CHP Raider Ranch TX Tenant Corp. (d/b/a The Isle at Raider Ranch) in Texas

99.	CHP Rome GA MOB Owner, LLC

100.	CHP Salem-Orchard Heights OR Owner, LLC

101.	CHP Salem-Orchard Heights OR Tenant Corp. (d/b/a Prestige Senior Living Orchard Heights Memory Care and Prestige Senior Living Orchard Heights) in Oregon

102.	CHP Salem-Southern Hills OR Owner, LLC

103.	CHP Salem-Southern Hills OR Tenant Corp.

104.	CHP San Antonio TX Holding, GP, LLC

105.	CHP San Antonio TX Holding, LP

106.	CHP San Antonio TX MOB GP, LLC

107.	CHP San Antonio TX MOB Owner, LP

108.	CHP Searcy Healthcare Owner, LLC

109.	CHP Senior Living Net Lease Holding, LLC

110.	CHP Shorewood WI Owner, LLC

111.	CHP Shorewood WI Tenant Corp.

112.	CHP SL Owner Holding I, LLC

113.	CHP SL Owner Holding II, LLC

114.	CHP South Bay Partners I, LLC

115.	CHP Sparks NV Owner, LLC

116.	CHP Sparks NV Tenant Corp.

117.	CHP Spivey I-Jonesboro GA MOB Owner, LLC

118.	CHP Spivey II-Jonesboro GA MOB Owner, LLC

119.	CHP Springs TX Owner, LLC

120.	CHP Springs TX Tenant Corp. (d/b/a The Springs) in Texas

121.	CHP Tega Cay SC Owner, LLC

122.	CHP Tega Cay SC Tenant Corp.

123.	CHP Tillamook-Five Rivers OR Owner, LLC

124.	CHP Tillamook-Five Rivers OR Tenant Corp. (d/b/a Prestige Senior Living Five Rivers) in Oregon

125.	CHP Town Village OK Owner, LLC

126.	CHP Town Village OK Tenant Corp.

127.	CHP TRS Holding, Inc.

128.	CHP Tualatin-Riverwood OR Owner, LLC

129.	CHP Tualatin-Riverwood OR Tenant Corp. (d/b/a Prestige Senior Living Riverwood) in Oregon

130.	CHP Vancouver-Bridgewood WA Owner, LLC

131.	CHP Vancouver-Bridgewood WA Tenant Corp.

132.	CHP Watercrest at Bryan TX Owner, LLC

133.	CHP Watercrest at Bryan TX TRS Corp. (d/b/a Watercrest at Bryan) in Texas

134.	CHP Watercrest at Katy TX Owner, LLC

135.	CHP Watercrest at Katy TX TRS Corp.

136.	CHP Watercrest at Mansfield Holding, LLC

137.	CHP Watercrest at Mansfield TX Owner, LLC

138.	CHP Watercrest at Mansfield TX Tenant Corp. (d/b/a Watercrest at Mansfield) in Texas

139.	CHP Wausau WI Senior Living Owner, LLC

140.	CHP Westville IN MOB Owner, LLC

141.	CHP Yakima WA Owner, LLC

142.	CHP Yakima WA Tenant Corp.

143.	CHP Yelm-Rosemont WA Owner, LLC

144.	CHP Yelm-Rosemont WA Tenant Corp. (d/b/a Prestige Senior Living Rosemont) in Washington

145.	CHP Yuma AZ MOB Member, LLC

146.	CHP Yuma AZ MOB Owner, LLC

147.	CHT Aberdeen SD Senior Living, LLC

148.	CHT Acworth GA Owner, LLC

149.	CHT Acworth GA Tenant Corp. (d/b/a Dogwood Forest of Acworth) in Georgia

150.	CHT Billings MT Senior Living, LLC

151.	CHT Brookridge Heights MI Owner, LLC

152.	CHT Brookridge Heights MI Tenant Corp.

153.	CHT Casper WY Senior Living, LLC

154.	CHT Council Bluffs IA Senior Living, LLC

155.	CHT Curry House MI Owner, LLC

156.	CHT Curry House MI Tenant Corp.

157.	CHT Decatur IL Senior Living, LLC

158.	CHT GCI Partners I, LLC

159.	CHT Grand Island NE Senior Living, LLC

160.	CHT Harborchase Assisted Living Owner, LLC

161.	CHT Harborchase TRS Tenant Corp. (d/b/a Harborchase of Villages Crossing) in Florida

162.	CHT Lima OH Senior Living, LLC

163.	CHT Mansfield OH Senior Living, LLC

164.	CHT Marion OH Senior Living, LLC

165.	CHT SL IV Holding, LLC

166.	CHT Symphony Manor MD Owner, LLC

167.	CHT Symphony Manor MD Tenant Corp.

168.	CHT Tranquility at Fredericktowne MD Owner, LLC

169.	CHT Tranquility at Fredericktowne MD Tenant Corp.

170.	CHT Windsor Manor AL Holding, LLC

171.	CHT Windsor Manor TRS Corp.

172.	CHT Woodholme Gardens MD Owner, LLC

173.	CHT Woodholme Gardens MD Tenant Corp.

174.	CHT Zanesville OH Senior Living, LLC

175.	Grinnell IA Assisted Living Owner, LLC

176.	Grinnell IA Assisted Living Tenant, LLC

177.	Indianola IA Assisted Living Owner, LLC

178.	Indianola IA Assisted Living Tenant, LLC

179.	Nevada IA Assisted Living Owner, LLC

180.	Nevada IA Assisted Living Tenant, LLC

181.	Vinton IA Assisted Living Owner, LLC

182.	Vinton IA Assisted Living Tenant, LLC

183.	Webster City IA Assisted Living Owner, LLC

184.	Webster City IA Assisted Living Tenant, LLC